                                                                 Exhibit 13

                            ORGANIZATIONAL CHART FOR
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

LEVEL ONE

John Hancock Mutual Life Insurance Company directly owns the following entities:

     Comox Timber Ltd. (Canada)
     Woodley Road Associates, Inc. (Delaware)
     WKTWE Corp. (Delaware) (23.8% of voting securities owned)
     John Hancock Receivables, Inc. (Massachusetts)

     Holmes Protection Group, Inc. (Delaware) (8.6% of voting securities owned)

     John Hancock Variable Life Insurance Company (Massachusetts)
     A.G. Ship Recovery Corp. (Delaware) (90% of voting securities owned)

     Sulza Food Corp. (Delaware) (17.2% of voting securities owned) John Hancock Subsidiaries, Inc. (Delaware)

     John Hancock Servicos Internacionais S/C Limitada (Brazil)
     John Hancock International Services, S.A. (Belgium) (99.9% of securities owned)
     70 Park Ave. Corp. (Delaware)
     John Hancock Canadian Holdings Limited (Canada)

     P.T. Asuransi Jiwa Bumiputera John Hancock (Indonesia)
     John Hancock International Holdings, Inc. (Massachusetts)

     John Hancock International (Southeast Asia) Private Ltd. (Singapore) (99.9% of voting securities owned)

     The Beard Company (Oklahoma) (11.1% of voting securities owned)

     Hotel Property Holdings, Inc. (Delaware) (35.4% of voting securities owned)

     Delta and Pine Land Company (Delaware) (12.0% of voting securities owned)

     HPW Holdings, Inc.

     Steinway Musical Instruments (17.2% of voting securities owned)

     John Hancock Signature Services, Inc. (Delaware)

     International Human Resources Development Corp. (Delaware) (24.7% of voting securities owned)

     Investors Guaranty Life Insurance Company

LEVEL TWO

John Hancock Variable Life Insurance Company (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     Holmes Protection Group, Inc. (Delaware) (1.4% of voting securities owned) Investors Partner Life Insurance Company (Delaware)
     A.G. Ship Recovery Corp. (Delaware) (10% of voting securities owned)
     Hotel Properties Holdings, Inc. (Delaware) (5.4% of voting securities owned)


John Hancock Subsidiaries, Inc. (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     Hancock Realty Investors Incorporated (Delaware)
     John Hancock Leasing Corp. (Delaware)
     John Hancock Property and Casualty Holding Co. (Delaware)
     John Hancock Realty Advisors, Inc. (Delaware)
     John Hancock HealthPlans, Inc. (Massachusetts)
     Signator Financial Network, Inc. (Delaware)
     Professional Economic Services, Inc. (New York)
     First Signature Bank & Trust Co. (New Hampshire) (99.7% of voting securities owned)
     Profesco Corp. (New York)
     John Hancock Real Estate Finance, Inc. (Delaware)
     Hancock Venture Partners, Inc. (Delaware)
     JH Networking Insurance Agency, Inc. (Massachusetts)
     John Hancock Capital Corp. (Delaware)
     John Hancock Consulting Services, Inc. (Massachusetts)
     John Hancock Realty Services Corp. (Delaware)
     Hancock Natural Resources Group, Inc. (Delaware)
     The Berkeley Financial Group (Massachusetts)
     John Hancock Energy Resources Management, Inc. (Delaware)
     Independence Investment Associates, Inc. (Delaware)
     John Hancock Capital Growth Management, Inc. (Delaware)
     HVP-Russia, Inc. (Delaware)
     HVP Special Purpose Sub. I, Inc. (Delaware)
     HVP Special Purpose Sub. II, Inc. (Delaware)
     Essex Corporation (New York)
     Essex Brokerage Services, Inc. (Ohio) (40% of voting securities owned) Unigard Security Insurance Company (Washington)

John Hancock Canadian Holdings Limited (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns The Maritime Life Assurance Co. (Canada)



P.T. Asuransi Jiwa Bumiputera John Hancock (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns P.T. Indras Insan Jaya Utama (Indonesia)

John Hancock International Holdings, Inc. (one of the wholly-owned subsidiaries of John Hancock Mutual Life Insurance Company) directly owns the following entities:

     John Hancock Life Insurance (Malaysia) Berhad (Malaysia) (Singapore) (37.4%
      of voting securities owned)
     John Hancock Life Assurance Company Ltd.
     Interlife John Hancock Assurance PCL (Thailand) (24.9% of voting securities owned)
     John Hancock Life Insurance Corporation (Philippines) (80.5% of voting securities owned)

LEVEL THREE

Hancock Realty Investors Incorporated (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns John Hancock Property Investors Corp. (Delaware)



John Hancock Leasing Corp. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     JHFS One Corp. (Massachusetts)
     JHLC Two Corp. (New York)



John Hancock Property and Casualty Holding Co. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Clarendon Asset Management Corp. (Delaware)
     John Hancock Management Co. (Delaware)
     John Hancock Insurance Co. of Bermuda, Ltd. (Bermuda)
     John Hancock Property and Casualty Ins. Co. (Delaware)

     John Hancock Reassurance Company, Ltd. (Bermuda)

Essex Corporation (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns:

     Essex Brokerage Services, Inc. (Ohio) (60% of voting securities owned) Essex Holding Company (New York)
     Essex National Securities, Inc. (New York)

John Hancock Realty Advisors, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns John Hancock Realty Management, Ind. (Delaware)



John Hancock Realty Services Corp. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     JHRD 492 Corp. (Delaware)
     John Hancock Realty Funding, Inc. (Delaware)
     Marlborough Realty Development Corp. (Delaware)
     John Hancock Realty Equities, Inc. (Delaware)
     Exeter Realty Development Corp. (Delaware)



John Hancock HealthPlans, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Dikewood Computer Corp. (New Mexico)
     H. D. Management Corp. (Georgia)


Signator Financial Network, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns:

     Signator Insurance Agency (Massachusetts)
     Signator Insurance Agency of Ohio (Ohio) (90% of voting securities owned) Signator Investors, Inc. (Delaware)

John Hancock Networking Insurance Agency, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns Networking, Inc. (Tennessee).









John Hancock Natural Resources Group, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns John Hancock Timber Resources Corporation (Delaware)



John Hancock Energy Resources Management (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns 51% of the voting securities of Energy Investors Management, Inc. (Delaware)

The Berkeley Financial Group (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns the following entities:

     Sovereign Asset Management Corporation (Delaware)
     NM Capital Management, Inc. (New Mexico)
     John Hancock Advisers, Inc. (Delaware)
Independence Investment Associates, Inc. (one of the wholly-owned subsidiaries of John Hancock Subsidiaries, Inc.) directly owns:

     Independence International Associates, Inc.
     Independence Fixed Income Associates, Inc.

The Maritime Life Assurance Co. (the wholly-owned subsidiary of John Hancock Canadian Holdings Limited) directly owns CIFAS Investment Corporation (Canada).

LEVEL FOUR

John Hancock Realty Equities, Inc. (one of the wholly-owned subsidiaries of John Hancock Realty Services Corp.) directly owns the following entities:

     John Hancock Income Fund II Assignor, Inc. (Delaware)
     John Hancock Income Fund III Assignor, Inc. (Delaware)



H.D. Management Corp. (one of the wholly-owned subsidiaries of John Hancock HealthPlans, Inc.) directly owns the following entities:

     Ameriplan Health Systems, Inc. (Georgia)
     Ameriplan Health Services, Ltd. (Georgia)
     Ameriplan of Georgia, Inc. (Georgia)

John Hancock Advisers, Inc. (one of the wholly-owned subsidiaries of The Berkeley Financial Group) directly owns the following entities:

     John Hancock Funds, Inc. (Delaware)
     John Hancock Advisers International, Ltd. (England) (99.9% of voting securities owned)
     Transamerica Fund Management Company (Delaware)
     Patriot Group, Inc. (Massachusetts)

     John Hancock Advisers International (Ireland) Ltd. (Ireland)

LEVEL FIVE

John Hancock Funds, Ltd. (one of the wholly-owned subsidiaries of John Hancock Advisers, Inc.) directly owns John Hancock Insurance Agency, Inc.
(Massachusetts)

Patriot Group, Inc. (one of the wholly-owned subsidiaries of John Hancock Advisers, Inc.) directly owns the following entities:

     Patriot Advisers, Inc. (Massachusetts)
     Patriot Distributors, Inc. (Massachusetts)



Transamerica Fund Management Company (one of the wholly-owned subsidiaries of John Hancock Advisers, Inc.) directly owns Transamerica Fund Distributors, Inc. (Maryland)